Exhibit 10.1

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED STOCKHOLDER AGREEMENT

This Amendment No. 2, dated as of December 1, 2006 (this “Amendment No. 2”), to the Second Amended and Restated Stockholder Agreement, dated as of October 18, 2005 and amended as of April 24, 2006 (the “Agreement”), is entered into by and among Aviza Technology, Inc. (formerly, New Athletics, Inc.), a Delaware corporation (“Parent”), Trikon Technologies, Inc., a Delaware corporation (“Trikon”), and VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P. (collectively, “VPVP”).

RECITALS

WHEREAS, Parent, Trikon and VPVP are parties to the Agreement and wish to amend the Agreement in accordance with the terms of this Amendment No. 2.

WHEREAS, pursuant to Section 7.2 of the Agreement, the Agreement may be amended by a written instrument signed by the parties hereto and by the written approval of a majority of the Trikon Designees (as such term is defined in the Agreement) presently serving on the board of directors of Parent.

AGREEMENT

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.             Amendment to Section 1 of the Agreement.

(a)      The defined terms “Subsequent Warrant” and “Subsequent Warrants” are hereby deleted in their entirety.

(b)      The defined terms “Warrant” and “Warrants” are hereby deleted in their entirety and replaced with the following:

“Warrant” or “Warrants” shall mean, collectively, the Initial Warrant or Initial Warrants.

3.             Amendment to Section 5 of the Agreement.

Section 5.2 of the Agreement is hereby deleted in its entirety.

4.             Amendment to Exhibit B to the Agreement.

Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the following:

EXHIBIT B

Allocation of Warrants Among VPVP Entities

Initial Warrants:

Entity	Allocation %
VantagePoint Venture Partners IV (Q), L.P.	90.59%
VantagePoint Venture Partners IV, L.P.	9.08%
VantagePoint Venture Partners IV Principals Fund, L.P.	0.33%

5.             Full Force and Effect.  Except as expressly modified by this Amendment No. 2, the Agreement is unmodified and this Amendment No. 2 shall not impair the full force and effect of the Agreement.  The Company confirms that VPVP has no further obligations under Sections 3.1 and 3.2 of the Agreement.

6.             Choice of Law.  This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

7.             Counterparts.  This Amendment No. 2 may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 or caused this Amendment No. 2 to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the date first set forth above.

AVIZA TECHNOLOGY, INC.	VANTAGEPOINT VENTURE PARTNERS IV, (Q) L.P.
(f/k/a New Athletics, Inc.)
By: VantagePoint Venture Associates IV, L.L.C.
Its: General Partner
/s/ Patrick C. O’Connor
By: Patrick C. O’Connor
Its: Executive Vice President and Chief Financial Officer	/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member
Date: December 15, 2006
TRIKON TECHNOLOGIES, INC.	Date: December 8, 2006
/s/ Patrick C. O’Connor	VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By: Patrick C. O’Connor	By: VantagePoint Venture Associates IV, L.L.C.
Its: Executive Vice President and Chief Financial Officer	Its: General Partner
Date: December 15, 2006	/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member
Date: December 8, 2006
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV, L.L.C.
Its: General Partner
/s/ Alan E. Salzman
By: Alan E. Salzman
Its: Managing Member
Date: December 8, 2006

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Approved, affirmed and agreed to as of the date first set forth above by:

TRIKON DESIGNEES:

John Macneil:	/s/ John Macneil
Date: December 15, 2006
Robert R. Anderson:	/s/ Robert R. Anderson
Date: December 11, 2006